January 27, 2014                                        Exhibit 99.1
Park National Corporation reports fourth quarter
and year-end 2013 financial results
Board continues quarterly cash dividend of $0.94 per common share

NEWARK, Ohio − Park National Corporation (Park) (NYSE MKT: PRK) today reported financial results for the three-months (fourth quarter) and twelve-months (year) ended December 31, 2013. Park's board of directors declared a quarterly cash dividend of $0.94 per common share, payable on March 10, 2014 to common shareholders of record as of February 21, 2014. Park’s quarterly and annual earnings per common share rose compared to 2012, and loan growth continued in both the retail and commercial categories.
Net income for the fourth quarter of 2013 was $17.5 million, compared to $16.3 million for the same period in 2012. Net income for the year 2013 was $77.2 million, an increase of $13.0 million, or 20.3 percent, above the 2012 results excluding the gain related to the sale of the Vision Bank business (on February 16, 2012).
Net income for the 2012 year was $78.6 million, which included a gain of $22.2 million ($14.4 million after-tax) from the sale of substantially all of the performing loans, operating assets and the liabilities of Vision Bank. Excluding the gain from the sale of the Vision Bank business in 2012, net income for the year 2012 would have been $64.2 million.
Net income per diluted common share for the fourth quarter of 2013 was $1.13, compared to $1.06 in the same period of 2012. Net income per diluted common share for the year 2013 was $5.01, an increase from 2012’s net income per diluted common share of $4.88. Excluding the gain on sale of the Vision Bank business, net income per diluted common share would have been $3.95 for the 2012 year.
“Loan growth and new customer relationships in 2013 exceeded our expectations,” said Park Chairman Dan DeLawder. “Individuals and businesses rely on our local lenders’ experience and dedication to service. That caused our loan balances to increase more than market conditions suggest might be possible. The new relationships established during the year will continue to distinguish Park and our affiliates in the communities we serve.”

The Park National Bank Results
Park's community-banking subsidiary in Ohio, The Park National Bank, reported net income of $75.6 million for the 2013 year, compared to net income of $87.1 million in 2012. The Park National Bank had total assets of $6.5 billion at both December 31, 2013 and 2012. This performance generated a return on average assets of 1.15 percent and 1.33 percent for the bank for the years 2013 and 2012, respectively.
The Park National Bank loan portfolio growth continued in the fourth quarter. At December 31, 2013 the bank reported $4.56 billion in loans outstanding, which is a $51 million increase over the $4.51 billion outstanding at September 30, 2013. It also represents a 12-month increase of $190 million, compared to the loans outstanding of $4.37 billion at December 31, 2012.
###

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $6.6 billion in total assets (as of December 31, 2013). Park consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division, and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). Park also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…

Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this News Release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and its subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; the outcome of future negotiations surrounding the United States debt and budget, which may be adverse due to its impact on tax increases, governmental spending and consumer confidence and spending; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2013, September 30, 2013, and December 31, 2012

	2013	2013	2012	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '13	4Q '12
INCOME STATEMENT:
Net interest income	$55,900	$54,960	$56,891	1.7%	(1.7)%
Provision for (recovery of) loan losses	(85)	2,498	5,188	N.M.	N.M.
Other income	17,778	17,396	17,196	2.2%	3.4%
Total other expense	51,146	44,715	48,011	14.4%	6.5%
Income before income taxes	$22,617	$25,143	$20,888	(10.0)%	8.3%
Income taxes	5,163	6,114	4,601	(15.6)%	12.2%
Net income	$17,454	$19,029	$16,287	(8.3)%	7.2%

MARKET DATA:
Earnings per common share - basic (b)	$1.13	$1.23	$1.06	(8.1)%	6.6%
Earnings per common share - diluted (b)	1.13	1.23	1.06	(8.1)%	6.6%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Common book value per common share at period end	42.29	41.06	42.20	3.0%	0.2%
Stock price per common share at period end	85.07	79.08	64.63	7.6%	31.6%
Market capitalization at period end	1,311,095	1,218,778	996,077	7.6%	31.6%

Weighted average common shares - basic (a)	15,413,517	15,411,972	15,410,606	—%	—%
Weighted average common shares - diluted (a)	15,413,517	15,411,972	15,410,606	—%	—%
Common shares outstanding at period end	15,411,952	15,411,963	15,411,998	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.03%	1.12%	0.97%	(8.0)%	6.2%
Return on average common equity (a)(b)	10.87%	11.84%	9.81%	(8.2)%	10.8%
Yield on loans	4.95%	4.95%	5.23%	—%	(5.4)%
Yield on investments	2.53%	2.55%	2.88%	(0.8)%	(12.2)%
Yield on money markets	0.21%	0.25%	0.24%	(16.0)%	(12.5)%
Yield on earning assets	4.24%	4.19%	4.49%	1.2%	(5.6)%
Cost of interest bearing deposits	0.31%	0.33%	0.42%	(6.1)%	(26.2)%
Cost of borrowings	2.50%	2.54%	2.66%	(1.6)%	(6.0)%
Cost of paying liabilities	0.83%	0.84%	0.97%	(1.2)%	(14.4)%
Net interest margin	3.59%	3.52%	3.72%	2.0%	(3.5)%
Efficiency ratio (g)	69.16%	61.57%	64.47%	12.3%	7.3%

OTHER RATIOS (NON GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.04%	1.13%	0.98%	(8.0)%	6.1%
Annualized return on average tangible common equity (a)(b)(c)	12.27%	13.36%	11.03%	(8.2)%	11.2%
Tangible common book value per common share (d)	$37.60	$36.36	$37.48	3.4%	0.3%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2013, September 30, 2013, and December 31, 2012

				Percent change vs.
BALANCE SHEET:	December 31, 2013	September 30, 2013	December 31, 2012	3Q '13	4Q '12

Investment securities	$1,424,234	$1,389,387	$1,581,751	2.5%	(10.0)%
Loans	4,620,505	4,573,537	4,450,322	1.0%	3.8%
Allowance for loan losses	59,468	57,894	55,537	2.7%	7.1%
Goodwill and other intangibles	72,334	72,334	72,671	—%	(0.5)%
Other real estate owned	34,636	35,412	35,718	(2.2)%	(3.0)%
Total assets	6,638,347	6,705,891	6,642,803	(1.0)%	(0.1)%
Total deposits	4,789,994	4,850,692	4,716,032	(1.3)%	1.6%
Borrowings	1,132,820	1,162,091	1,206,076	(2.5)%	(6.1)%
Stockholders' equity	651,747	632,745	650,366	3.0%	0.2%
Common equity	651,747	632,745	650,366	3.0%	0.2%
Tangible common equity (d)	579,413	560,411	577,695	3.4%	0.3%
Nonperforming loans	155,640	162,522	188,306	(4.2)%	(17.3)%
Nonperforming assets	190,276	197,934	224,024	(3.9)%	(15.1)%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	69.60%	68.20%	66.99%	2.1%	3.9%
Nonperforming loans as a % of period end loans	3.37%	3.55%	4.23%	(5.1)%	(20.3)%
Nonperforming assets / Period end loans + OREO	4.09%	4.29%	4.99%	(4.7)%	(18.0)%
Allowance for loan losses as a % of period end loans	1.29%	1.27%	1.25%	1.6%	3.2%
Net loan charge-offs (recoveries)	$(1,659)	$(285)	$5,216	N.M.	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	(0.14)%	(0.02)%	0.47%	N.M.	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end assets	9.82%	9.44%	9.79%	4.0%	0.3%
Common equity / Period end assets	9.82%	9.44%	9.79%	4.0%	0.3%
Tangible common equity (d) / Tangible assets (f)	8.82%	8.45%	8.79%	4.4%	0.3%
Average equity / Average assets (a)	9.49%	9.46%	9.87%	0.3%	(3.9)%
Average equity / Average loans (a)	13.86%	14.04%	14.97%	(1.3)%	(7.4)%
Average loans / Average deposits (a)	94.74%	92.77%	92.78%	2.1%	2.1%

N.M. - Not meaningful
Note: Explanations (a) -(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Years ended December 31, 2013 and 2012

(in thousands, except share and per share data)	2013	2012	Percent change vs. 2012
INCOME STATEMENT:
Net interest income	$221,025	$235,315	(6.1)%
Provision for loan losses	3,415	35,419	(90.4)%
Gain on sale of Vision Bank business	—	22,167	N.M.
Other income	73,277	70,236	4.3%
Total other expense	188,529	187,968	0.3%
Income before income taxes	$102,358	$104,331	(1.9)%
Income taxes	25,131	25,701	(2.2)%
Net income	$77,227	$78,630	(1.8)%
Preferred stock dividends and accretion	—	3,425	N.M.
Net income available to common shareholders	$77,227	$75,205	2.7%

MARKET DATA:
Earnings per common share - basic (b)	$5.01	$4.88	2.7%
Earnings per common share - diluted (b)	5.01	4.88	2.7%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,412,365	15,407,078	—%
Weighted average common shares - diluted (a)	15,412,365	15,408,141	—%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.15%	1.11%	3.6%
Return on average common equity (a)(b)	11.96%	11.41%	4.8%
Yield on loans	5.02%	5.35%	(6.2)%
Yield on investments	2.67%	3.14%	(15.0)%
Yield on money markets	0.25%	0.25%	—%
Yield on earning assets	4.29%	4.64%	(7.5)%
Cost of interest bearing deposits	0.35%	0.49%	(28.6)%
Cost of borrowings	2.57%	2.74%	(6.2)%
Cost of paying liabilities	0.86%	1.02%	(15.7)%
Net interest margin	3.61%	3.83%	(5.7)%
Efficiency ratio (g)	63.78%	57.07%	11.8%

ASSET QUALITY RATIOS:
Net loan charge-offs	$(516)	$48,326	(101.1)%
Net loan charge-offs as a % of average loans (a)	(0.01)%	1.10%	(100.9)%

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.63%	10.19%	(5.5)%
Average stockholders' equity / Average loans (a)	14.30%	15.64%	(8.6)%
Average loans / Average deposits (a)	92.90%	91.22%	1.8%

OTHER RATIOS (NON GAAP):
Return on average tangible assets (a)(b)(e)	1.16%	1.12%	3.6%
Return on average tangible common equity (a)(b)(c)	13.48%	12.84%	5.0%
N.M. - Not meaningful
Note: Explanations (a)-(g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the quarters ended December 31, 2013, September 30, 2013 and December 31, 2012 and the fiscal years ended December 31, 2013 and December 31, 2012, as appropriate.
(b) Reported measure uses net income available to common shareholders.
(c) Net income available to common shareholders for each period divided by average tangible common equity during the period. Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the applicable period.

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2013	September 30, 2013	December 13, 2012	December 31, 2013	December 31, 2012
AVERAGE STOCKHOLDERS' EQUITY	$636,886	$637,529	$660,416	$645,533	$689,732
Less: Average preferred stock	—	—	—	—	30,877
Less: Average goodwill and other intangibles	72,334	72,397	72,748	72,464	73,069
AVERAGE TANGIBLE COMMON EQUITY	$564,552	$565,132	$587,668	$573,069	$585,786

(d) Tangible common book value divided by common shares outstanding at period end. Tangible common equity equals ending stockholders' equity less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:
	December 31, 2013	September 30, 2013	December 13, 2012
STOCKHOLDERS' EQUITY	$651,747	$632,745	$650,366
Less: Goodwill and other intangibles	72,334	72,334	72,671
TANGIBLE COMMON EQUITY	$579,413	$560,411	$577,695

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2013	September 30, 2013	December 13, 2012	December 31, 2013	December 31, 2012
AVERAGE ASSETS	$6,707,975	$6,739,055	$6,689,321	$6,702,973	$6,766,806
Less: Average goodwill and other intangibles	72,334	72,397	72,748	72,464	73,069
AVERAGE TANGIBLE ASSETS	$6,635,641	$6,666,658	$6,616,573	$6,630,509	$6,693,737

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2013	September 30, 2013	December 13, 2012
TOTAL ASSETS	$6,638,347	$6,705,891	$6,642,803
Less: Goodwill and other intangibles	72,334	72,334	72,671
TANGIBLE ASSETS	$6,566,013	$6,633,557	$6,570,132

(g) Efficiency ratio is calculated by taking total other expense divided by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2013	September 30, 2013	December 13, 2012	December 31, 2013	December 31, 2012
Interest income	$66,066	$65,410	$68,793	$262,947	$285,735
Fully taxable equivalent adjustment	273	273	382	1,302	1,623
Fully taxable equivalent interest income	$66,339	$65,683	$69,175	$264,249	$287,358
Interest expense	10,166	10,450	11,902	41,922	50,420
Fully taxable equivalent net interest income	$56,173	$55,233	$57,273	$222,327	$236,938

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2013	2012	2013	2012

Interest income:
Interest and fees on loans	57,038	57,671	225,538	234,638
Interest on:
Obligations of U.S. Government, its agencies
and other securities	8,911	10,984	36,686	50,549
Obligations of states and political subdivisions	4	19	45	140
Other interest income	113	119	678	408
Total interest income	66,066	68,793	262,947	285,735

Interest expense:
Interest on deposits:
Demand and savings deposits	382	491	1,773	2,483
Time deposits	2,516	3,404	11,235	15,921
Interest on borrowings	7,268	8,007	28,914	32,016
Total interest expense	10,166	11,902	41,922	50,420

Net interest income	55,900	56,891	221,025	235,315

Provision for (recovery of) loan losses	(85)	5,188	3,415	35,419

Net interest income after provision for (recovery of) loan losses	55,985	51,703	217,610	199,896

Gain on sale of Vision Bank business	—	—	—	22,167
Other income	17,778	17,196	73,277	70,236

Total other expense	51,146	48,011	188,529	187,968

Income before income taxes	22,617	20,888	102,358	104,331

Income taxes	5,163	4,601	25,131	25,701

Net income	17,454	16,287	77,227	78,630

Preferred stock dividends and accretion	—	—	—	3,425

Net income available to common shareholders	17,454	16,287	77,227	75,205

Per Common Share:
Net income - basic	1.13	1.06	5.01	4.88
Net income - diluted	1.13	1.06	5.01	4.88

Weighted average shares - basic	15,413,517	15,410,606	15,412,365	15,407,078
Weighted average shares - diluted	15,413,517	15,410,606	15,412,365	15,408,141

Cash Dividends Declared	0.94	0.94	3.76	3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2013	December 31, 2012

Assets

Cash and due from banks	$129,078	$164,120
Money market instruments	17,952	37,185
Investment securities	1,424,234	1,581,751
Loans	4,620,505	4,450,322
Allowance for loan losses	59,468	55,537
Loans, net	4,561,037	4,394,785
Bank premises and equipment, net	55,278	53,751
Goodwill and other intangibles	72,334	72,671
Other real estate owned	34,636	35,718
Other assets	343,798	302,822
Total assets	$6,638,347	$6,642,803

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,193,553	$1,137,290
Interest bearing	3,596,441	3,578,742
Total deposits	4,789,994	4,716,032
Borrowings	1,132,820	1,206,076
Other liabilities	63,786	70,329
Total liabilities	$5,986,600	$5,992,437

Stockholders' Equity:
Common stock (No par value; 20,000,000 shares authorized in 2013 and 2012; 16,150,941 shares issued at December 31, 2013 and 16,150,987 shares issued at December 31, 2012)	$302,651	$302,654
Accumulated other comprehensive loss, net of taxes	(35,419)	(17,518)
Retained earnings	460,643	441,605
Treasury stock (738,989 shares at December 31, 2013 and December 31, 2012)	(76,128)	(76,375)
Total stockholders' equity	$651,747	$650,366

Total liabilities and stockholders' equity	$6,638,347	$6,642,803

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2013	2012	2013	2012

Assets

Cash and due from banks	$110,644	$110,926	$110,796	$119,410
Money market instruments	211,544	194,582	272,851	166,319
Investment securities	1,361,295	1,540,650	1,368,275	1,633,268
Loans	4,594,974	4,412,508	4,514,781	4,410,661
Allowance for loan losses	58,862	57,436	56,860	61,995
Loans, net	4,536,112	4,355,072	4,457,921	4,348,666
Bank premises and equipment, net	56,156	54,300	56,303	54,917
Goodwill and other intangibles	72,334	72,748	72,464	73,069
Other real estate owned	34,533	35,848	35,216	38,777
Other assets	325,357	325,195	329,147	332,380
Total assets	$6,707,975	$6,689,321	$6,702,973	$6,766,806

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$1,163,227	$1,090,475	$1,117,379	$1,048,796
Interest bearing	3,686,721	3,665,181	3,742,361	3,786,601
Total deposits	4,849,948	4,755,656	4,859,740	4,835,397
Borrowings	1,151,994	1,197,532	1,123,661	1,166,365
Other liabilities	69,147	75,717	74,039	75,312
Total liabilities	$6,071,089	$6,028,905	$6,057,440	$6,077,074

Stockholders' Equity:
Preferred stock	$—	$—	$—	$30,877
Common stock	302,651	302,654	302,652	302,159
Common stock warrants	—	—	—	1,444
Accumulated other comprehensive loss, net of taxes	(49,640)	(8,035)	(33,324)	(7,915)
Retained earnings	459,947	442,378	452,503	440,067
Treasury stock	(76,072)	(76,581)	(76,298)	(76,900)
Total stockholders' equity	$636,886	$660,416	$645,533	$689,732

Total liabilities and stockholders' equity	$6,707,975	$6,689,321	$6,702,973	$6,766,806

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2013	2013	2013	2013	2012
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$57,038	$56,337	$56,388	$55,775	$57,671
Interest on:
Obligations of U.S. Government, its agencies and other securities	8,911	8,880	8,673	10,242	10,984
Obligations of states and political subdivisions	4	7	16	17	19
Other interest income	113	186	202	158	119
Total interest income	66,066	65,410	65,279	66,192	68,793

Interest expense:
Interest on deposits:
Demand and savings deposits	382	422	468	501	491
Time deposits	2,516	2,729	2,900	3,090	3,404
Interest on borrowings	7,268	7,299	7,199	7,148	8,007
Total interest expense	10,166	10,450	10,567	10,739	11,902

Net interest income	55,900	54,960	54,712	55,453	56,891

Provision for (recovery of) loan losses	(85)	2,498	673	329	5,188

Net interest income after provision for (recovery of) loan losses	55,985	52,462	54,039	55,124	51,703

Other income	17,778	17,396	19,298	18,805	17,196

Total other expense	51,146	44,715	46,570	46,098	48,011

Income before income taxes	22,617	25,143	26,767	27,831	20,888

Income taxes	5,163	6,114	6,733	7,121	4,601

Net income	$17,454	$19,029	$20,034	$20,710	$16,287

Per Common Share:
Net income - basic	$1.13	$1.23	$1.30	$1.34	$1.06
Net income - diluted	$1.13	$1.23	$1.30	$1.34	$1.06

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2013	2013	2013	2013	2012
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$4,590	$4,139	$4,328	$4,076	$4,056
Service charges on deposits	4,169	4,255	4,070	3,822	4,235
Other service income	2,185	3,391	3,352	3,985	3,463
Checkcard fee income	3,330	3,326	3,316	2,983	3,151
Bank owned life insurance income	1,274	1,311	1,254	1,202	1,184
ATM fees	623	705	677	627	650
OREO valuation adjustments	(951)	(2,030)	(600)	401	(2,440)
Gain on the sale of OREO, net	358	895	1,633	224	1,028
Miscellaneous	2,200	1,404	1,268	1,485	1,869
Total other income	$17,778	$17,396	$19,298	$18,805	$17,196

Other expense:
Salaries and employee benefits	$25,115	$25,871	$24,679	$24,633	$24,086
Net occupancy expense	2,415	2,348	2,444	2,597	2,222
Furniture and equipment expense	3,022	2,639	2,981	2,607	2,774
Data processing fees	1,064	1,042	1,049	1,019	913
Professional fees and services	10,520	5,601	5,880	5,864	6,846
Amortization of intangibles	—	112	113	112	139
Marketing	1,126	863	953	848	1,002
Insurance	1,391	1,174	1,338	1,302	1,482
Communication	1,489	1,268	1,453	1,580	1,482
Miscellaneous	5,004	3,797	5,680	5,536	7,065
Total other expense	$51,146	$44,715	$46,570	$46,098	$48,011

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2013	2012	2011	2010	2009

Allowance for loan losses:
Allowance for loan losses, beginning of period	$55,537	$68,444	$143,575	$116,717	$100,088
Transfer of loans at fair value	—	—	(219)	—	—
Transfer of allowance to held for sale	—	—	(13,100)	—	—
Charge-offs (A)	19,153	61,268	133,882	66,314	59,022
Recoveries	19,669	12,942	8,798	6,092	6,830
Net charge-offs (recoveries)	(516)	48,326	125,084	60,222	52,192
Provision for loan losses	3,415	35,419	63,272	87,080	68,821
Allowance for loan losses, end of period	$59,468	$55,537	$68,444	$143,575	$116,717
(A) Year ended 2012 includes the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

General reserve trends:
Allowance for loan losses, end of period	$59,468	$55,537	$68,444	$143,575	$116,717
Specific reserves	10,451	8,276	15,935	66,904	36,721
General reserves	$49,017	$47,261	$52,509	$76,671	$79,996

Total loans	$4,620,505	$4,450,322	$4,317,099	$4,732,685	$4,640,432
Impaired commercial loans	112,304	137,238	187,074	250,933	201,143
Non-impaired loans	$4,508,201	$4,313,084	$4,130,025	$4,481,752	$4,439,289

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	(0.01)%	1.10%	2.65%	1.30%	1.14%
Allowance for loan losses as a % of period end loans	1.29%	1.25%	1.59%	3.03%	2.52%
General reserves as a % of non-impaired loans	1.09%	1.10%	1.27%	1.71%	1.80%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$135,216	$155,536	$195,106	$289,268	$233,544
Accruing troubled debt restructuring	18,747	29,800	28,607	—	142
Loans past due 90 days or more	1,677	2,970	3,489	3,590	14,773
Total nonperforming loans	$155,640	$188,306	$227,202	$292,858	$248,459
Other real estate owned - Park National Bank	11,412	14,715	13,240	8,385	6,037
Other real estate owned - SEPH	23,224	21,003	29,032	—	—
Other real estate owned - Vision Bank	—	—	—	33,324	35,203
Total nonperforming assets	$190,276	$224,024	$269,474	$334,567	$289,699
Percentage of nonaccrual loans to period end loans	2.93%	3.49%	4.52%	6.11%	5.03%
Percentage of nonperforming loans to period end loans	3.37%	4.23%	5.26%	6.19%	5.35%
Percentage of nonperforming assets to period end loans	4.12%	5.03%	6.24%	7.07%	6.24%
Percentage of nonperforming assets to period end assets	2.87%	3.37%	3.86%	4.59%	4.11%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2013	2012	2011	2010	2009

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$99,108	$100,244	$96,113	$117,815	$85,197
Accruing troubled debt restructuring	18,747	29,800	26,342	—	142
Loans past due 90 days or more	1,677	2,970	3,367	3,226	3,496
Total nonperforming loans	$119,532	$133,014	$125,822	$121,041	$88,835
Other real estate owned - Park National Bank	11,412	14,715	13,240	8,385	6,037
Total nonperforming assets	$130,944	$147,729	$139,062	$129,426	$94,872
Percentage of nonaccrual loans to period end loans	2.16%	2.28%	2.29%	2.88%	2.15%
Percentage of nonperforming loans to period end loans	2.61%	3.03%	3.00%	2.96%	2.24%
Percentage of nonperforming assets to period end loans	2.86%	3.36%	3.32%	3.16%	2.39%
Percentage of nonperforming assets to period end assets	2.00%	2.27%	2.21%	1.99%	1.53%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as December 31, 2013, 2012, and 2011):
Nonaccrual loans	$36,108	$55,292	$98,993	$171,453	$148,347
Accruing troubled debt restructuring	—	—	2,265	—	—
Loans past due 90 days or more	—	—	122	364	11,277
Total nonperforming loans	$36,108	$55,292	$101,380	$171,817	$159,624
Other real estate owned - Vision Bank	—	—	—	33,324	35,203
Other real estate owned - SEPH	23,224	21,003	29,032	—	—
Total nonperforming assets	$59,332	$76,295	$130,412	$205,141	$194,827
Percentage of nonaccrual loans to period end loans	N.M.	N.M.	N.M.	26.77%	21.91%
Percentage of nonperforming loans to period end loans	N.M.	N.M.	N.M.	26.82%	23.58%
Percentage of nonperforming assets to period end loans	N.M.	N.M.	N.M.	32.02%	28.78%
Percentage of nonperforming assets to period end assets	N.M.	N.M.	N.M.	25.90%	21.70%

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$155,536	$195,106	$289,268	$233,544	$159,512
New nonaccrual loans	67,398	83,204	124,158	175,175	184,181
Resolved nonaccrual loans	87,718	122,774	218,320	119,451	110,149
Nonaccrual loans, end of period	$135,216	$155,536	$195,106	$289,268	$233,544

New nonaccrual loan information - Ohio based operations
Nonaccrual loans, beginning of period	$100,244	$96,113	$117,815	$85,197	$68,306
New nonaccrual loans - Ohio-based operations	66,197	68,960	78,316	85,081	57,641
Resolved nonaccrual loans	67,333	64,829	100,018	52,463	40,750
Nonaccrual loans, end of period	$99,108	$100,244	$96,113	$117,815	$85,197

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$55,292	$98,993	$171,453	$148,347	$91,206
New nonaccrual loans - SEPH/Vision Bank	1,201	14,243	45,842	90,094	126,540
Resolved nonaccrual loans	20,385	57,944	118,302	66,988	69,399
Nonaccrual loans, end of period	$36,108	$55,292	$98,993	$171,453	$148,347

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$175,576	$242,345	$290,908	$304,534	$245,092
Prior charge-offs	63,272	105,107	103,834	53,601	43,949
Remaining principal balance	112,304	137,238	187,074	250,933	201,143
Specific reserves	10,451	8,276	15,935	66,904	36,721
Book value, after specific reserve	$101,853	$128,962	$171,139	$184,029	$164,422

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com